CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                                                 EXHIBIT 10.24

                      AMENDMENT TO COLLABORATION AGREEMENT
                                     BETWEEN
                ONYX PHARMACEUTICALS, INC. AND BAYER CORPORATION

         This Amendment to the Collaboration Agreement (the "Second Amendment") is dated February 1, 1999 ("the Effective Date of the Second Amendment") by and between ONYX PHARMACEUTICALS, Inc., a California corporation having its principal place of business in Richmond, California ("Onyx") and BAYER CORPORATION, an Indiana corporation having its principal place of business in Pittsburgh, Pennsylvania ("Bayer"). Bayer and Onyx may be referred to herein individually as "Party," or collectively, as the "Parties."

                                    RECITALS

         WHEREAS, Onyx and Bayer (under the name Miles Inc., the prior name of Bayer) entered into a Collaboration Agreement dated April 22, 1994, as amended on April 24, 1996 (the "First Amendment") (such agreement as amended by the First Amendment being referred to herein as the "Collaboration Agreement"); and

         WHEREAS, in connection with the end of the Research Term, Onyx and Bayer desire to amend and modify the terms of the Collaboration Agreement so as to: (i) set forth certain understandings regarding the possible development of [*]; (ii) more precisely define the aspects of the Parties' research following the end of the Research Term which will, and will not, be within the scope of the Collaboration Agreement; and (iii) more precisely define Onyx' remaining Research obligations during the balance of the Research Term;

         NOW THEREFORE, in consideration of the covenants contained in this Amendment, the Parties agree as follows:

         1. CAPITALIZED TERMS PREVIOUSLY DEFINED. Capitalized terms used but not defined herein shall have the same meanings given to them in the Collaboration Agreement.

         2. AMENDMENT OF DEFINED TERM: COLLABORATION COMPOUND. Section 1.9 of the Collaboration Agreement is hereby amended to read in its entirety as follows:

              1.9 "COLLABORATION COMPOUND" means, except as provided below, any composition of matter that is discovered, identified or synthesized by or on behalf of Onyx or Bayer or an Affiliate of either of them, and is recognized for its activity for inhibiting the activity of a target within the Residual Field of Collaborative Research prior to the date which is the earlier of (a) the date such target is removed from the Residual Field of Collaborative Research pursuant to Section 12 below, or (b) the first anniversary of the end of the Research Term.


                                      1.

         As used herein, the activity of a composition of matter for inhibiting a target within the Residual Field of Collaborative Research will be "recognized" if it satisfies that standard for a ras positive set forth in Exhibit D, or other specific activity in a particular assay or assays within the Residual Field of Collaborative Research established by the JRDC from time to time pursuant to Section 6.3.

         Notwithstanding the foregoing, the term "Collaboration Compound" shall not include:

                   (a) any composition of matter marketed by Bayer or an Affiliate of Bayer as of April 22, 1994 or as to which Bayer or an Affiliate of Bayer is conducting human clinical trials or have approved the commencement of preclinical development (as determined by the appropriate committee of Bayer or an Affiliate of Bayer), as of April 22, 1994; or

                   (b) any composition of matter owned by Bayer or Onyx or an Affiliate of either of them that could become subject to this Agreement by reason of an expansion of the Field of Collaborative Research after April 22, 1994 but as to which marketing rights have been granted to a Third Party prior to such expansion; or

                   (c) any composition of matter that is a Back-Up Compound after [*] years following the end of the Research Term. Rights in such compounds after such [*] year period shall be allocated as set forth on Exhibit A(3).

         3.   AMENDMENT OF DEFINED TERM: POST-COLLABORATION COMPOUND. Section
1.39 of the Collaboration Agreement is hereby amended to read in its entirety as follows:

              1.39 "POST-COLLABORATION COMPOUND" means any composition of matter synthesized, identified or discovered by Onyx or Bayer:

                  (a) that is contained within a chemical genus as defined in any pending or issued claim of any unexpired Bayer Patent or Onyx Patent filed in the United States, the United Kingdom, France, or Germany or in the European Patent Office and as to which at least one member of such chemical genus is a Collaboration Compound, and

                   (b) that is recognized for its activity in inhibiting a target within the Residual Field of the Collaborative Research, as defined in Section 1.55, by Onyx or Bayer during the [*] year period after the end of the Research Term, pursuant to Section 9.6(d) (at a royalty rate pursuant to Section 16.6).

         4. ADDITIONAL DEFINED TERM. The Collaboration Agreement is hereby amended to add the following additional defined term:

              1.55 "RESIDUAL FIELD OF COLLABORATIVE RESEARCH" means, subject to Section 12 of the Second Amendment, the following targets: (i) [*],
         (ii) [*]; (iii) [*]; (iv) [*]; (v) [*]; and (vi) those targets, if any, from the [*] Project which the JRDC designates during the [*] following the end of the Research Term as being within the Residual Field of Collaborative Research.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      2.

         5. ADDITIONAL DEFINED TERM. The Collaboration Agreement is hereby amended to add the following additional defined term:

              1.56 "[*] PROJECT" means the project underway as of the Effective Date of the Second Amendment, between Onyx and [*] to identify [*] is specifically [*] in response to the presence of an [*] in human tissue culture cell lines as determined under [*] conditions. Such cell lines shall include the [*] cell lines [*] cell line) and [*] cell line). In this project, these [*] are being compared to those obtained from analysis of the [*] cell lines. This project will be limited to the identity of those [*] represented on the [*], available from [*].

         6. DESIGNATION OF [*]. Onyx shall provide to the JRDC the data obtained from the [*] Project, including the list of [*] whose [*] is [*] under the specified conditions, promptly following receipt of such data by Onyx. Within thirty (30) days following such delivery of data, the JRDC shall meet to designate which of such [*], if any, shall be included within the Residual Field of Collaborative Research. If the JRDC elects to include any [*] studied in the [*] Project within the Residual Field of Collaborative Research, it shall also define a program of follow-up research activities by the Parties to pursue such [*] of interest. Whether or not the JRDC elects to include within the Residual Field of Collaborative Research any of the [*] studied in the course of the [*] Project, Onyx and Bayer shall each own an undivided one-half interest in the data obtained from the [*] Project, and each Party shall be entitled to conduct work related to such [*] and commercialize resulting products without obligation to the other, unless the resulting products contain Collaboration Compounds or Post-Collaboration Compounds.

         7. AMENDMENT TO PARAGRAPH 9.6(d). Paragraph 9.6(d) is amended to change the last phrase of the last sentence in the paragraph from "shall be done by Onyx" to "may be done by either Party."

         8. [*] COLLABORATION COMPOUNDS. Onyx and Bayer agree that any and all [*]Collaboration Compounds that are designated by the JRDC as Development Compounds for Co-Development shall be treated for purposes of the Collaboration Agreement as having been so designated prior to the end of the Research Term pursuant to Section 11.4 of the Collaboration Agreement, regardless of when such [*]Collaboration Compounds are designated Development Compounds for Co-Development. Onyx and Bayer further agree that any [*] Collaboration Compounds selected by the JRDC as Back-Up Compounds shall be treated as having been so designated prior to the end of the Research Term pursuant to Section 11.4 of the Collaboration Agreement, regardless of when such [*] Collaboration Compounds are selected as Back-Up Compounds.

         9. DEVELOPMENT GUIDELINES. In order to insure that both Parties have every incentive to invest in the success of the joint effort contemplated by this Agreement, the Parties agree as follows:

                   (a) In the event the JRDC designates a [*] Collaboration Compound as a Development Compound prior to June 30, 1999, the Parties agree that so long as Onyx and Bayer are engaged in Co-Development or Bayer is engaged in development of at least one [*] Development Compound with Bayer diligently pursuing or participating in


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      3.

         pursuit of development activities to obtain marketing approval, or Bayer is marketing a Product containing such a Development Compound, then Bayer shall not be obligated to [*] more than [*] Development Compound at any one time, and Onyx shall not pursue [*] under the Agreement, including but not limited to Paragraphs 7.3, 9.6, or Article 12 with respect to [*].

                   (b) If the JRDC at any time in the future designates one or more additional Collaboration Compounds as Development Compounds, and Bayer agrees that such compound(s) will be treated for purposes of the Collaboration Agreement as if they had been designated for Co-Development prior to the end of the Research Term, and provided Onyx has not at the time of such JRDC designation and Bayer agreement already commenced development of a compound directed against the molecular target in question, the Parties agree that so long as Onyx and Bayer are engaged in Co-Development or Bayer is engaged in development of [*] with Bayer diligently pursuing or participating in pursuit of development activities to obtain marketing approval, or Bayer is marketing a Product containing such a Development Compound, then Bayer shall not be obligated to [*] more than [*] at any one time, and Onyx shall not pursue [*] under the Agreement, including but not limited to Paragraphs 7.3, 9.6, or Article 12 with respect to that target. In the event a compound is active against two (2) or more targets contained in the Residual Field of Collaborative Research, the development of said compound with respect to one (1) of said targets will satisfy the requirements of this paragraph with respect to all of such targets.

         10. ACQUISITION OF COMPOUNDS FROM [*]. During the Research Term, the Parties evaluated for possible acquisition under the Agreement a compound in the field of [*] owned by [*]. Onyx agrees that it will not participate further in the acquisition or development of this compound, Bayer is free to enter into an agreement with [*] for the development of one or more compound(s) in the field of [*].

         11. ONYX' AND BAYER'S RIGHTS TO CONDUCT INDEPENDENT DISCOVERY. Commencing February 1, 1999, each of Onyx and Bayer shall have the right to engage in the independent discovery of inhibitors of Ras Function independent of the other Party outside the Residual Field of Collaborative Research. Commencing on such date, any compositions of matter discovered by either Party that inhibit Ras Function outside the Residual Field of Collaborative Research shall be outside the scope of the Collaboration Agreement, unless such compositions of matter fall within the definition of Collaboration Compounds or Post-Collaboration Compounds with respect to the Residual Field of Collaborative Research. No licenses are granted for such independent discovery activities except as set forth in Article 4 of the Collaboration Agreement.

         12. TARGETS REMOVED FROM THE RESIDUAL FIELD OF COLLABORATIVE RESEARCH. Individual targets contained within the Residual Field of Collaborative Research as of the Effective Date of the Second Amendment ("Residual Targets") shall be removed from the Residual Field of Collaborative Research if, on or before August 1, 1999, such targets are screened against a representative set of Bayer compounds and, on the basis of the results of such screening, thc JRDC determines (with the concurrence of representatives of both Parties) that such results do not justify the designation of a strategic Analoging Program related to such Residual Target.


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      4.

         13. REMAINING ONYX RESEARCH OBLIGATIONS. Pursuant to the Research Program, Onyx shall provide to Bayer, as soon as practicable after the Effective Date of the Second Amendment, the new assays and materials outlined on Exhibit E to this Amendment (to the extent not already delivered to Bayer). Within thirty (30) days after such delivery Bayer will pay Onyx any final payment due in support of the research under thc Research Term. Onyx shall be [*] to provide or account for a specific number of [*] under the Collaboration Agreement during the last [*] of the Research Term.

         14. NEW NAME AND ADDRESS FOR NOTICE FOR BAYER CORPORATION. In Paragraph 28.7, "Notices", the name and address for notice to Bayer is amended to read as follows:

              BAYER CORPORATION
              Pharmaceutical Division
              400 Morgan Lane
              West Haven, CT 06516
              Attention:  VP, Law & Patents
              Telephone:  (203) 812-2401
              Telecopy:   (203) 812-2795

         with a copy to Jones, Day, Reavis & Pogue as previously set forth.

         15. FULL FORCE AND EFFECT OF AGREEMENT. The Collaboration Agreement, as modified by the First Amendment and Second Amendment, constitutes the entire agreement of the Parties on the subject matter hereof. The Collaboration Agreement, as modified hereby, remains in full force and effect.

------------------------------------------------------------ ---------------------------------------------------------
ONYX PHARMACEUTICALS, INC.                                   BAYER CORPORATION
------------------------------------------------------------ ---------------------------------------------------------
By:  /s/   Hollings C. Renton                                By:    /s/   Michael J. Berendt
     ------------------------------------------------             ------------------------------------------------
------------------------------------------------------------ ---------------------------------------------------------
Name:  Hollings C. Renton                                    Name:  Michael J. Berendt, Ph.D.
------------------------------------------------------------ ---------------------------------------------------------
Title:  President and Chief Executive Officer                Title:  Sr. VP, Pharmaceutical Research
------------------------------------------------------------ ---------------------------------------------------------
Date:  February 10, 1999                                     Date:  March 1, 1999
------------------------------------------------------------ ---------------------------------------------------------


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      5.

                                    EXHIBIT E

                              ASSAYS AND MATERIALS
                        TO BE DELIVERED TO BAYER BY ONYX

[*] Assay

[*] Assay

[*] Assay

[*] Assay

[*] Assay

Results of [*] Project


[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      6.